SUPPLEMENT DATED MAY 4, 2018

TO THE SUMMARY PROSPECTUSES FOR:

FIRST INVESTORS GOVERNMENT FUND
DATED JANUARY 31, 2018

FIRST INVESTORS BALANCED INCOME FUND
DATED JANUARY 31, 2018, AS SUPPLEMENTED

AND

FIRST INVESTORS CONNECTICUT TAX EXEMPT FUND
FIRST INVESTORS MASSACHUSETTS TAX EXEMPT FUND
FIRST INVESTORS MICHIGAN TAX EXEMPT FUND
FIRST INVESTORS MINNESOTA TAX EXEMPT FUND
FIRST INVESTORS NORTH CAROLINA TAX EXEMPT FUND
FIRST INVESTORS OHIO TAX EXEMPT FUND
FIRST INVESTORS PENNSYLVANIA TAX EXEMPT FUND
FIRST INVESTORS VIRGINIA TAX EXEMPT FUND
EACH DATED MAY 1, 2018

IMPORTANT NOTICE REGARDING FUND REORGANIZATIONS

On April 19, 2018: (a) the Board of Trustees (the “Board”) of First Investors Income Funds (the “Income Trust”) approved a Plan of Reorganization and Termination (the “Plan”) pursuant to which First Investors Government Fund (“Government Fund”), a series of the Income Trust, would be reorganized into First Investors Limited Duration Bond Fund (“Limited Duration Bond Fund”), also a series of the Income Trust; (b) the Board of the Income Trust and the Board of First Investors Equity Funds (the “Equity Trust”) approved an Agreement and Plan of Reorganization and Termination (the “Agreement”) pursuant to which First Investors Balanced Income Fund (“Balanced Income Fund”), a series of the Income Trust, would be reorganized into First Investors Total Return Fund (“Total Return Fund”), a series of the Equity Trust; and (c) the Board of the First Investors Tax Exempt Funds (the “Tax Exempt Trust”) approved a Plan pursuant to which the First Investors State Tax Exempt Funds listed below in this supplement, each a series of the Tax Exempt Trust, would be reorganized into First Investors Tax Exempt Opportunities Fund (“Tax Exempt Opportunities Fund”), also a series of the Tax Exempt Trust.  Each of these transactions is referred to in this supplement as a Reorganization.

Reorganization of Government Fund into Limited Duration Bond Fund

Pursuant to the Plan, (a) Class A, Advisor Class and Institutional Class shares of Government Fund held by each shareholder of Government Fund will be exchanged for Class A, Advisor Class and Institutional Class shares, respectively, of Limited Duration Bond Fund and (b) Class B shares of Government Fund held by each shareholder of Government Fund will be exchanged for Class A shares of Limited Duration Bond Fund, in each case with the same aggregate net asset value as the shareholder had in Government Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization, shareholders of Government Fund will become shareholders of Limited Duration Bond Fund and Government Fund will then be terminated. The Reorganization is expected to occur during the third quarter of 2018. A shareholder vote is not required to reorganize Government Fund into Limited Duration Bond Fund.  Government Fund shareholders will receive, prior to the Reorganization, a Prospectus and Information Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in the Reorganization and the terms of the Plan.  Government Fund will continue sales, redemptions and exchanges of its shares as described in its prospectus until the closing date of the Reorganization.

Reorganization of Balanced Income Fund into Total Return Fund

Shareholders of Balanced Income Fund will be asked to consider and approve the Agreement at a special meeting of shareholders expected to be held during the third calendar quarter of 2018.  Balanced Income Fund shareholders will receive, prior to the shareholder meeting, a Prospectus and Proxy Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in the Reorganization and the terms of the Agreement.  If the Agreement is approved by shareholders of Balanced Income Fund, the Reorganization will take place during the third or fourth calendar quarter of 2018 and, pursuant to the Agreement, Class A, Advisor Class and Institutional Class shares of Balanced Income Fund held by each shareholder of Balanced Income Fund will be exchanged for Class A, Advisor Class and Institutional Class shares, respectively, of Total Return Fund with the same aggregate net asset value as the shareholder had in Balanced Income Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization, shareholders of Balanced Income Fund will become shareholders of Total Return Fund and Balanced Income Fund will then be terminated.  Balanced Income Fund will continue sales, redemptions and exchanges of its shares as described in its prospectus until the closing date of the Reorganization.

Reorganization of State Tax Exempt Funds into Tax Exempt Opportunities Fund

Shareholders of each Tax Exempt Fund listed below will be asked to consider and approve the Plan at special meetings of shareholders expected to be held during the third calendar quarter of 2018.  Each of these funds is referred to in this supplement as a State Tax Exempt Fund.

First Investors Connecticut Tax Exempt Fund
First Investors Massachusetts Tax Exempt Fund
First Investors Michigan Tax Exempt Fund
First Investors Minnesota Tax Exempt Fund
First Investors North Carolina Tax Exempt Fund
First Investors Ohio Tax Exempt Fund
First Investors Pennsylvania Tax Exempt Fund
First Investors Virginia Tax Exempt Fund

State Tax Exempt Fund shareholders will receive, prior to the shareholder meeting for that State Tax Exempt Fund, a Prospectus and Proxy Statement that will describe, among other things, the investment objectives, policies and risks of each Fund in that Reorganization and the terms of the Plan.  If the Plan is approved by shareholders of a State Tax Exempt Fund, the Reorganization, with respect to that State Tax Exempt Fund, will take place during the third or fourth calendar quarter of 2018 and, pursuant to the Plan, Class A, Class B, Advisor Class and Institutional Class shares of that State Tax Exempt Fund held by each shareholder of that State Tax Exempt Fund will be exchanged for Class A, Class B, Advisor Class and Institutional Class shares, respectively, of Tax Exempt Opportunities Fund with the same aggregate net asset value as the shareholder had in the State Tax Exempt Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.  Upon the completion of the Reorganization for a State Tax Exempt Fund, shareholders of that State Tax Exempt Fund will become shareholders of Tax Exempt Opportunities Fund and that State Tax Exempt Fund will then be terminated.  Shareholders of each State Tax Exempt Fund will vote separately with respect to the Plan for the Reorganization of that State Tax Exempt Fund and the Reorganization of a State Tax Exempt Fund is not contingent on the Reorganization of any other State Tax Exempt Fund.  Each State Tax Exempt Fund will continue sales, redemptions and exchanges of its shares as described in its prospectus until the closing date of its Reorganization.

The exchange of shares in each Reorganization is intended to be a tax-free transaction for federal income tax purposes and, as such, is not expected to be considered a taxable event. It is anticipated that no sales loads, commissions or other transaction fees will be imposed on shareholders of Government Fund, Balanced Income Fund or any of the State Tax Exempt Funds in connection with the Reorganizations.

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Please retain this Supplement for future reference.

SP0518

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